UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
HEALTHWAYS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SUPPLEMENT TO
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
TUESDAY, MAY 19, 2015

EXPLANATORY NOTE

The following information regarding the number of, and attendance by the incumbent directors of Healthways, Inc. (the "Company") at, meetings held during 2014 by the Board of Directors of the Company (the "Board") and all Board committees on which each director served corrects certain information contained in the second and third paragraphs of page 8 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2015 (the "Proxy Statement"). The Proxy Statement relates to the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 19, 2015 at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee, 37067 at 8:00 a.m., Central time.

Specifically, the revised information corrects an erroneous statement in the Proxy Statement relating to the number of Board meetings held in 2014 and reflects correctly the fact that each of the Company's incumbent directors attended at least 75% of the aggregate of the total number of meetings held (i) by the Board during the period for which each director served as a member of the Board and (ii) by each committee of which such director was a member during the period for which each director served as a member of the applicable committee.

Except as set forth in this supplement, all information set forth in the Proxy Statement remains unchanged. Please note that this supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement.

SUPPLEMENT TO
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
TUESDAY, MAY 19, 2015

Our Board held 20 meetings during 2014.  During 2014, each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings held (i) by the Board during the period for which each director served as a member of the Board and (ii) by each committee of which such director was a member during the period for which each director served as a member of the applicable committee.